                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association, hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, HEIDI G. MILLER, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute registration statements, prospectuses, offering circulars and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America, in connection with the registration, issuance, offer or sale of bank deposits, debt securities or other obligations issued or guaranteed by Citicorp and/or Citibank, N.A.; and in connection with any reporting requirements of any jurisdiction outside of the United States of America with respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A. to any and all registration statements, prospectuses, offering circulars, instruments, advertisements, reports and documents required to be filed by any such jurisdiction; and

       HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated:  July 26, 1999.

                                        /s/ John S. Reed
                                        -----------------------------------
                                        Name:   John S. Reed
                                        Title:  Director and Chairman

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association, hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, HEIDI G. MILLER, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute registration statements, prospectuses, offering circulars and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America, in connection with the registration, issuance, offer or sale of bank deposits, debt securities or other obligations issued or guaranteed by Citicorp and/or Citibank, N.A.; and in connection with any reporting requirements of any jurisdiction outside of the United States of America with respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A. to any and all registration statements, prospectuses, offering circulars, instruments, advertisements, reports and documents required to be filed by any such jurisdiction; and

       HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated:  July 26, 1999.

                                        /s/ William R. Rhodes
                                        -----------------------------------
                                        Name:   William R. Rhodes
                                        Title:  Director

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association, hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, HEIDI G. MILLER, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute registration statements, prospectuses, offering circulars and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America, in connection with the registration, issuance, offer or sale of bank deposits, debt securities or other obligations issued or guaranteed by Citicorp and/or Citibank, N.A.; and in connection with any reporting requirements of any jurisdiction outside of the United States of America with respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A. to any and all registration statements, prospectuses, offering circulars, instruments, advertisements, reports and documents required to be filed by any such jurisdiction; and

       HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated:  July 26, 1999.

                                        /s/ H. Onno Ruding
                                        -----------------------------------
                                        Name:   H. Onno Ruding
                                        Title:  Director

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association, hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, HEIDI G. MILLER, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute registration statements, prospectuses, offering circulars and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America, in connection with the registration, issuance, offer or sale of bank deposits, debt securities or other obligations issued or guaranteed by Citicorp and/or Citibank, N.A.; and in connection with any reporting requirements of any jurisdiction outside of the United States of America with respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A. to any and all registration statements, prospectuses, offering circulars, instruments, advertisements, reports and documents required to be filed by any such jurisdiction; and

       HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated:  July 26, 1999.

                                        /s/ Robert I. Lipp
                                        -----------------------------------
                                        Name:   Robert I. Lipp
                                        Title:  Director

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association, hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, HEIDI G. MILLER, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute registration statements, prospectuses, offering circulars and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America, in connection with the registration, issuance, offer or sale of bank deposits, debt securities or other obligations issued or guaranteed by Citicorp and/or Citibank, N.A.; and in connection with any reporting requirements of any jurisdiction outside of the United States of America with respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A. to any and all registration statements, prospectuses, offering circulars, instruments, advertisements, reports and documents required to be filed by any such jurisdiction; and

       HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated:  July 26, 1999.

                                        /s/ Victor J. Menezes
                                        -----------------------------------
                                        Name:   Victor J. Menezes
                                        Title:  Director

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association, hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M. GALLANT, HEIDI G. MILLER, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute registration statements, prospectuses, offering circulars and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America, in connection with the registration, issuance, offer or sale of bank deposits, debt securities or other obligations issued or guaranteed by Citicorp and/or Citibank, N.A.; and in connection with any reporting requirements of any jurisdiction outside of the United States of America with respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A. to any and all registration statements, prospectuses, offering circulars, instruments, advertisements, reports and documents required to be filed by any such jurisdiction; and

       HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated:  July 26, 1999.

                                        /s/ Paul J. Collins
                                        -----------------------------------
                                        Name:   Paul J. Collins
                                        Title:  Director